SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 5, 2004

Gateway, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22784	42-1249184
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

14303 Gateway Place, Poway, CA 92064

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: 858-848-3401

Item 7. Financial Statements and Exhibits.

99	Press release, dated January 5, 2004.

Item 12. Results of Operations and Financial Condition

On January 5, 2004, Gateway, Inc. (“Gateway”) issued a press release providing an update of its results of operations for its fourth quarter ended December 31, 2003. A copy of the press release is attached as Exhibit 99 to this report.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: January 5, 2004

GATEWAY, INC.

By:	/s/ RODERICK M. SHERWOOD III
Roderick M. Sherwood III Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99	Press release, dated January 5, 2004